                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12

                                 [COMPANY NAME]
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                              Oil-Dri Corporation
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                                 [OIL-DRI LOGO]


                                                                November 2, 2001


Dear Stockholder:

         You are cordially invited to attend Oil-Dri Corporation of America's Annual Meeting of Stockholders, which will be held at 9:00 a.m. on December 4, 2001, at the Standard Club, 320 South Plymouth Court, Chicago, Illinois.

         The matters expected to be acted on in the meeting are described in the attached Proxy Statement. A slate of nine directors is being recommended for re-election. Their biographies appear in the Proxy Statement. Included with the Proxy Statement is a copy of the Company's Annual Report on Form 10-K for fiscal year 2001. We encourage you to read the Form 10-K. It includes information on the Company's operations, markets, products and services, as well as the Company's audited financial statements.

         In addition to the formal portion of the meeting, we will take time to review the results of the past year and look at some of the opportunities for the Company which lie ahead.

         We look forward to seeing you at the Annual Meeting. Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy card in the enclosed envelope provided for this purpose.


                                       Sincerely,

                                       /s/ DANIEL S. JAFFEE

                                       DANIEL S. JAFFEE
                                       President and Chief Executive Officer

                         OIL-DRI CORPORATION OF AMERICA

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 4, 2001

To the Stockholders of
Oil-Dri Corporation of America

         Notice is hereby given that the 2001 Annual Meeting of Stockholders of Oil-Dri Corporation of America, a Delaware corporation, (the "Company") will be held at the Standard Club, located at 320 Plymouth Court, Chicago, Illinois, on December 4, 2001 at 9:00 a.m., local time, for the purpose of considering and voting on:

         1.       The election of nine Directors;

         2.       Such other business as may properly come before this meeting.

         The stock transfer books of the Company will remain open. The Board of Directors has determined that only holders of record of outstanding shares of Common Stock and Class B Stock at the close of business on October 26, 2001, are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. All stockholders, whether or not they now expect to be present at the meeting, are requested to date, sign, and return the enclosed proxy, which requires no postage if mailed in the United States.

         Your attention is directed to the following pages for further information relating to the meeting.

                                    By Order of the Board of Directors

                                    /s/ ROBERT L. VETERE

                                    ROBERT L. VETERE
                                    Secretary


Chicago, Illinois
November 2, 2001

                         OIL-DRI CORPORATION OF AMERICA
                            410 NORTH MICHIGAN AVENUE
                                    SUITE 400
                             CHICAGO, ILLINOIS 60611

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                                     GENERAL

         This Proxy Statement and the accompanying proxy are being mailed on or about November 2, 2001, to all holders of record of outstanding shares of Common Stock and Class B Stock at the close of business on October 26, 2001. Proxies are being solicited on behalf of the Board of Directors for use at the 2001 Annual Meeting of Stockholders, notice of which accompanies this Proxy Statement. Any stockholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by executing a subsequent proxy, by notifying the Secretary of the Company of such revocation in writing (such notification to be directed to him at the Company's offices at 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611), or by attending the annual meeting and voting in person. IF NO CONTRARY INSTRUCTION IS INDICATED IN THE PROXY, EACH PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NINE NOMINEES NAMED BELOW TO THE BOARD OF DIRECTORS. See "1. ELECTION OF DIRECTORS".

         The Company will pay the costs of this solicitation of proxies for the annual meeting. In addition to using the mails, officers and certain other regular employees of the Company may solicit proxies in person or by telephone, electronic mail, or facsimile. The Company may reimburse brokers and others who are record holders of Common Stock and Class B Stock for their reasonable expenses incurred in obtaining voting instructions from the beneficial owners of such stock.

VOTING

         The record date for the determination of stockholders entitled to vote at the meeting is October 26, 2001, at the close of business. Holders as of the record date of outstanding shares of Common Stock and Class B Stock are entitled to vote at the meeting. Holders of Common Stock are entitled to one vote per share and holders of Class B Stock to ten votes per share (on a non-cumulative basis for each director to be elected when voting for the election of directors) and vote together without regard to class (except that any amendment to the Company's Certificate of Incorporation changing the number of authorized shares or adversely affecting the rights of Common Stock or Class B Stock requires the separate approval of the class so affected as well as the approval of both classes voting together). Holders of Class B Stock are entitled to convert any and all of such stock into Common Stock on a share-for-share basis at any time and are subject to mandatory conversion under certain circumstances. As of the record date, 4,191,325 shares of Common Stock and 1,422,842 shares of Class B Stock were outstanding.

ELECTION OF DIRECTORS

         The election of directors requires a plurality of votes cast. Accordingly, only proxies and ballots marked for all nominees listed (including executed proxies not marked with respect to election of directors, which will be voted for all listed nominees), or voting for some, but not all nominees, by specifying that votes be withheld for one or more designated nominees, are counted to determine the total number of votes cast for the various nominees, with the nine nominees receiving the largest number of votes being elected. Abstentions and broker non-votes have no effect on the outcome of the election of directors.

PRINCIPAL STOCKHOLDERS

         The following table sets forth information, as of September 30, 2001, except as noted below, regarding beneficial ownership of the Company's Common Stock and Class B Stock by each person or group known to the Company to hold more than five percent of either class. See "Security Ownership of Management" for information on beneficial ownership of the Company's Common Stock and Class B Stock by the Company's executive officers and directors as a group.

                                                                      AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                                                            --------------------------------------------------------------
                                                                                                        PERCENTAGE OF
                                                            NUMBER OF SHARES OF     PERCENTAGE OF     AGGREGATE VOTING
    NAME AND ADDRESS OF                                      COMMON STOCK AND        OUTSTANDING       POWER OF COMMON
     BENEFICIAL OWNER                                          CLASS B STOCK       STOCK OF CLASS  STOCK AND CLASS B STOCK
    -------------------                                     -------------------    --------------  -----------------------

Richard M. Jaffee(7)(13)..............Common Stock:
410 N. Michigan Ave.                  Class B Stock:            309,183(2)(3)(6)        21.32%             16.54%
Chicago, IL 60611

Daniel S. Jaffee(7)...................Common Stock:              27,500(4)               0.65%              0.14%
410 N. Michigan Ave.                  Class B Stock:            145,808(5)(6)            9.60%              7.51%
Chicago, IL  60611

Jaffee Investment ....................Common Stock:
Partnership, L.P.(13)                 Class B Stock:          1,000,000(3)              70.28%             54.29%
410 N. Michigan Ave.
Chicago, IL 60611

Heartland Advisors, Inc. .............Common Stock:           1,007,500(8)              24.04%              1.98%
789 North Water Street.               Class B Stock:
Milwaukee, WI  53202

T. Rowe Price Assoc., Inc.............Common Stock:             548,200(9)              13.08%              2.92%
100 East Pratt                        Class B Stock:
Baltimore, MD 21202

Tweedy, Brown Co., LLC................Common Stock:             391,675(10)              9.34%              2.12%
350 Park Avenue                       Class B Stock:
New York, NY 10022

Dimensional Fund Advisors, Inc........Common Stock:             323,200(11)              7.71%              1.75%
1299 Ocean Avenue                     Class B Stock:
Santa Monica, CA 90401

Gabelli Asset Management, Inc.........Common Stock:             543,000(12)             12.96%              2.95%
One Corporate Center                  Class B Stock:
Rye, NY  10580

(1) Beneficial ownership is defined in applicable Securities and Exchange Commission rules as sole or shared power to vote or to direct the disposition of a security. All beneficial ownership is with sole voting power and sole investment power except as described in the Notes below.

(2) Includes 195,991 shares held in a revocable trust of which Richard M. Jaffee is the grantor and, during his lifetime, the trustee and sole beneficiary and 85,592 shares held in a revocable trust of which Richard M. Jaffee's wife is the grantor and during her lifetime the trustee and sole beneficiary, and 100 shares held in joint tenancy with his wife. Also includes 27,500 shares of Class B Stock, which Mr. Jaffee has the right to acquire within 60 days of September 30, 2001, pursuant to stock options.

(3) The Jaffee Investment Partnership L.P. is managed by its general partners, generally acting by a majority vote. Two of the general partners, Richard M. Jaffee and Shirley H. Jaffee, each have eight votes. Each of the remaining four general partners, Daniel S. Jaffee, Karen Jaffee Cofsky, Susan Jaffee Hardin and Nancy E. Jaffee, all children of Richard M. and Shirley H. Jaffee, have one vote. Mr. Richard M. Jaffee, as the managing general partner, might be deemed to have, but disclaims, beneficial ownership of the Partnership's shares, which are not reflected in his share ownership shown in the table.

(4) Consists of 22,500 and 5,000 shares of Common Stock which Daniel S. Jaffee and his spouse, respectively, have the right to acquire within 60 days of September 30, 2001, pursuant to stock options.

(5) Includes 9,226 shares of Class B Stock held by Daniel S. Jaffee as trustee of the Richard M. Jaffee 1993 Annuity Trust, 9,239 shares of Class B Stock held by Daniel S. Jaffee as trustee of the Shirley Jaffee 1993 Annuity Trust, 2 shares owned by Daniel S. Jaffee's spouse, and 4,500 Class B shares owned by Daniel S. Jaffee as trustee for his children. Also includes 93,750 and 2,125 shares of Class B Stock, which Daniel S. Jaffee and his spouse, respectively, have the right to acquire within 60 days of September 30, 2001, pursuant to stock options.

(6) Does not include shares owned by the Jaffee Investment Partnership, L.P.

(7)      Daniel S. Jaffee is Richard M. Jaffee's son.

(8) Heartland Advisors, Inc. held sole dispositive power over 1,007,500 shares of Common Stock and sole voting power over 363,900 shares of Common Stock. Information is as of June 30, 2001, as provided by the holder.

(9) T. Rowe Price, Associates, Inc. ("Price Associates"), held sole dispositive power over 548,200 shares of Common Stock and sole voting power over 538,000 shares of Common Stock. These securities are owned by various individuals and institutional investors, including T. Rowe Price Small Cap Value Fund, for which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934 Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Information is as provided by the holder in its Schedule 13G filed with the Securities and Exchange Commission as of December 31, 2000.

(10) Tweedy, Brown, Co., LLC held sole dispositive power over 391,675 shares of Common Stock and sole voting power over 391,115 shares of Common Stock. Information is as of June 30, 2001, as provided by the holder.

(11) Information is as provided by the holder in its Schedule 13G filed with the Securities and Exchange Commission as of December 31, 2000.

(12) Information is as provided by the holder in its Schedule 13D filed with the Securities and Exchange Commission as of February 15, 2001.

(13) By virtue of their direct and indirect ownership of shares of the Company's stock, Richard M. Jaffee and the Jaffee Investment Partnership, L.P. may be deemed to be control persons of the Company under the federal securities laws.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table shows the number of shares of Common Stock and Class B Stock of the Company beneficially owned as of September 30, 2001 by the directors, by the executive officers named in the Summary Compensation Table ("Named Officers") and by the directors and executive officers as a group.

                                                                 NUMBER OF SHARES        NUMBER OF SHARES
NAME OF BENEFICIAL OWNER(1)                                     OF COMMON STOCK(2)      OF CLASS B STOCK(2)
---------------------------                                     ------------------      -------------------

Richard M. Jaffee(11).................................                     (3)                      (3)
Daniel S. Jaffee......................................                     (3)                      (3)
J. Steven Cole........................................               17,240(4)(7)                 --
Paul J. Miller........................................               14,904(5)(7)                 --
Allan H. Selig........................................               14,000(7)                    --
Joseph C. Miller......................................                  --                        --
Ronald B. Gordon......................................               23,200(7)                    --
Arnold W. Donald......................................               10,000(7)                    --
Thomas D. Kuczmarski..................................               11,600(6)(7)                 --
Thomas F. Cofsky(11)..................................               12,964(8)                56,042(9)(10)
Eugene W. Kiesel......................................               22,613(12)                   --
Robert L. Vetere......................................                3,159(13)                   --
Wade R. Bradley.......................................               12,006(14)                   --
All Executive Officers and Directors as a group
     (15 in group)(11)................................              214,847(15)              546,437(10)(16)

(1) Beneficial ownership is defined in applicable Securities and Exchange Commission rules as sole or shared power to vote or to direct the disposition of a security. All beneficial ownership is with sole voting power and sole investment power except as described in the Notes below.

(2) Except for Richard M. Jaffee, Daniel S. Jaffee, Thomas F. Cofsky and Richard V. Hardin, an unnamed executive officer, none of the directors, nominees for election to the Board of Directors, or executive officers, including the Named Officers, own any shares of Class B stock. The number of shares of Common Stock owned beneficially by each of the directors and Named Officers constitutes less than 1.0% of the number of outstanding shares of Common Stock and represents shares having less than 1.0% of the aggregate voting power of the Common Stock and Class B Stock.

(3) For information regarding the shares owned by Richard M. Jaffee and Daniel S. Jaffee, see the table under the heading "Principal Stockholders" and the Notes thereto.

(4)      Includes 967 shares of Common Stock owned by Mr. Cole's spouse.

(5)      Includes 888 shares of Common Stock owned by Mr. Paul Miller's spouse.

(6) Includes 100 shares of Common Stock held by Mr. Kuczmarski as trustee for his child.

(7) Includes 10,000 shares of Common Stock which this director has the right to acquire within 60 days of September 30, 2001, pursuant to stock options.

(8) Includes 7,500 shares of Common Stock which Mr. Cofsky has the right to acquire within 60 days of September 30, 2001, pursuant to stock options and 5,000 shares of Common Stock which Mr. Cofsky's spouse has the right to acquire within 60 days of September 30, 2001, pursuant to stock options.

(9) Includes 22,366 shares of Class B Stock owned by Mr. Cofsky's spouse, 7,500 shares of Class B Stock owned by his spouse as trustee for their children, 22,500 shares of Class B Stock which Mr. Cofsky has the right to acquire within 60 days of September 30, 2001, pursuant to stock options and 3,375 shares of Class B Stock which his spouse has the right to acquire within 60 days of September 30, 2001, pursuant to stock options. Thomas F. Cofsky has beneficial ownership of 3.87% of Class B Shares which represents 3.00% of the aggregate voting power of Common Stock and Class B Stock.

(10) Does not include shares owned by the Jaffee Investment Partnership, L.P. For information regarding the shares held by the partnership see the table under the heading "Principal Stockholders" and the Notes thereto.

(11) Mr. Cofsky and Richard V. Hardin (an unnamed executive officer) are sons-in-law of Richard M. Jaffee.

(12) Includes 21,250 shares of Common Stock which Mr. Kiesel has the right to acquire within 60 days of September 30, 2001.

(13) Includes 2,500 shares of Common Stock which Mr. Vetere has the right to acquire within 60 days of September 30, 2001, pursuant to stock options.

(14) Includes 12,000 shares of Common Stock which Mr. Bradley has the right to acquire within 60 days of September 30, 2001, pursuant to stock options.

(15) Includes 145,750 shares of Common Stock which constitute all such shares that the executive officers and directors of the Company have the right to acquire within 60 days of September 30, 2001, pursuant to stock options (including the shares of Common Stock which may be acquired as described in Notes above and in the Notes under the heading "Principal Stockholders").

(16) Includes 154,592 shares of Class B Stock which constitute all such shares that the executive officers and directors of the Company have the right to acquire within 60 days of September 30, 2001, pursuant to stock options (including the shares of Class B Stock which may be acquired as described in Notes above and in the Notes under the heading "Principal Stockholders").

INFORMATION CONCERNING THE BOARD OF DIRECTORS

         During the fiscal year ended July 31, 2001, four meetings of the Board of Directors were held. Each director attended at least 75% of the meetings of the Board and of any Board Committee on which he sits.

         The Company has an Audit Committee presently composed of three persons, Messrs. J. Steven Cole, Allan H. Selig and Ronald B. Gordon, who the Board of Directors has determined meet the independence and experience requirements of the New York Stock Exchange. The Audit Committee has the duties and responsibilities set out in the Audit Committee Charter. Those include: recommendations to the Board of Directors regarding the engagement of the independent public accountants, review of their independence, of the scope of the audit and other services rendered by them, and of the fees and other arrangements regarding their services; review of the annual audited financial statements, and of the quarterly financial statements and press releases, with the independent public accountants and management; review with the independent public accountants and management of the quality and adequacy of internal controls; and preparation of the report required by the rules of the Securities and Exchange Commission to be included in this proxy statement. The Audit Committee held four meetings during the fiscal year ended July 31, 2001.

         The Company has a Compensation Committee and a Stock Option Committee, each presently composed of three persons who are outside directors, Messrs. J. Steven Cole, Allan H. Selig, and Ronald B. Gordon. Mr. Paul Miller, a director and a partner of Sonnenschein Nath & Rosenthal, counsel to the Company, is an alternate member of the Compensation and Stock Option Committees. Mr. Miller does not participate in Stock Option Committee actions involving employees subject to Section 16(b) of the Securities Exchange Act of 1934. The Compensation Committee is responsible for reviewing the compensation, including benefits, of the Chief Executive Officer and other executive officers of the Company. The Stock Option Committee is responsible for reviewing the Company's stock option plans and granting stock options to employees, including grants to the executive officers of the Company. The Compensation Committee and the Stock Option Committee generally meet jointly. The Compensation Committee and the Stock Option Committee held four joint meetings during the fiscal year ended July 31, 2001.

         The Company does not have a nominating committee.

                            1. ELECTION OF DIRECTORS

         The shares represented by each proxy will be voted, if no contrary instruction is indicated in the proxy, to elect as directors the nine nominees named below to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualify. Each nominee is currently a director of the Company. If any nominee should be unable or unwilling to serve, which is not now contemplated, the proxy holders may, but will not be bound to, vote for a substitute nominee.

                             NOMINEES FOR DIRECTORS

                    Richard M. Jaffee               Age 65            Director since 1958
                    Chairman of the Board of the Company
[PHOTO]
                    Mr. Jaffee received a degree from the University of Wisconsin School of Business in 1957 and earned his CPA certificate in that same year.
                    He worked briefly for the public accounting firm of Touche Niven et.
                    al. After service as an officer in the U.S. Army, he joined the
                    Company in 1958, becoming its president in 1960, a position he held until 1995. He served as Chief Executive Officer of the Company from
                    1962 until 1997. Mr. Jaffee retired as an employee of the Company in
                    2001. He has served as Chairman of the Board of the Company since
                    1962. Mr. Jaffee is a director of Harris Bancorp, Inc. and Bankmont
                    Financial, subsidiaries of the Bank of Montreal, and of Gold Eagle
                    Corporation. He is a trustee and a member of the executive committee of Rush-Presbyterian-St. Luke's Medical Center and the Illinois
                    Institute of Technology. In addition he is a trustee of the Chicago
                    Museum of Science and Industry and the Chicago Historical Society.

                    Daniel S. Jaffee                Age 37            Director since 1992
                    President and Chief Executive Officer of the Company
[PHOTO]
                    Mr. Jaffee graduated from Georgetown University in 1986. Mr. Jaffee joined the Company in 1987 after a year with Price Waterhouse. He was a product manager in the Industrial and Agricultural divisions of the
                    Company until 1989. Mr. Jaffee was Group Vice President of Canadian
                    Operations, Management Information Systems and Finance of the Company
                    in 1990. In 1990 he also became Chief Financial Officer of the
                    Company, a position he held until 1995. From 1990 to 1992, Mr. Jaffee was Group Vice President, Domestic and Canadian Operations of the
                    Company. From 1992 to 1994, Mr. Jaffee was Group Vice President
                    Canadian Operations and Consumer Products-Grocery of the Company. From
                    1994 until 1995 he was Group Vice President, Consumer Products of the
                    Company. Mr. Jaffee became President of the Company in 1995 and Chief
                    Executive Officer in 1997. He was Chief Operating Officer from 1995 to
                    1997. Mr. Jaffee's civic activities include the Lawndale Community
                    Church's track club, the Chicago Foundation for Education, and the
                    Anti-Cruelty Society of Chicago.

                    J. Steven Cole                  Age 67            Director since 1981
                    President, Cole and Associates
[PHOTO]
                    Mr. Cole graduated from the University of Wisconsin in 1957. After serving as an officer in the United States Army, he received a master's degree from the American Graduate School for International
                    Business following graduate studies at the University of Michigan. He began his career at Abbott Laboratories in 1962. Later, he joined G.D.
                    Searle and Company, where he became Vice President of the Asian and
                    Canadian Divisions, a position he held until 1986. In 1986, Mr. Cole joined A.H. Robins Company, where he was a senior vice president responsible for all international operations until 1990. In 1990, he became president of Cole and Associates, an international consulting firm. In 1990 Mr. Cole also joined SAV-A-LIFE Systems, Inc., a firm selling specialty products to the dental and medical professions, where he served as President until 1994 and then Chairman of the Board until 2000. Mr. Cole is also a director of Chapman's Partners, WPC
                    Brands and Aculux, Inc.

                    Arnold W. Donald                Age 46            Director since 1997
                    Chairman and Chief Executive Officer, Merisant Company
[PHOTO]
                    Mr. Donald received a BA degree in economics from Carleton College in
                    1976, earned a BS degree in mechanical engineering from Washington
                    University in St. Louis in 1977, and an MBA from the University of
                    Chicago Graduate School of Business in 1980. Mr. Donald joined
                    Monsanto Company in 1977 and worked in ever more challenging and responsible roles. In 1995 he was named President, Crop Protection; in
                    1997 assumed the position of Co-President, Ag Sector; and in 1998 was named Senior Vice President. In 1999 he also assumed the position of
                    President, Nutrition and Consumer Sector. He served in these positions until 2000 when he became Chairman and Chief Executive Officer of
                    Merisant Company, whose products include tabletop sweeteners. Mr.
                    Donald serves on the executive board of Washington University Eliot
                    Society as well as the National Advisory Council for Washington
                    University's School of Engineering. Mr. Donald serves on the non-profit boards of Carleton College, Opera Theatre of St. Louis, St.
                    Louis Art Museum, and the St. Louis Regional Commerce and Growth
                    Association. Mr. Donald also serves as a board member for Carnival
                    Corporation; The Scotts Company; Crown, Cork, & Seal; and Belden, Inc.
                    He is a member of the Executive Leadership Council.

                    Ronald B. Gordon                Age 58            Director since 1995
                    Chief Executive Officer, Beiersdorf North America
[PHOTO]
                    Mr. Gordon graduated from the University of Pennsylvania in 1964 and received a master's degree from Columbia University in 1966. Mr.
                    Gordon worked in brand management and advertising management for
                    Procter & Gamble from 1966 to 1983. In 1983, Mr. Gordon joined
                    International Playtex, Inc. as Vice President and General Manager of
                    Playtex Family Products, U.S. He became Senior Vice President and
                    General Manager of U.S. and Canadian Playtex Family Products in 1985
                    and held that position through 1987. Mr. Gordon was Executive Vice
                    President of the Playtex Family Products Corporation from 1988 through
                    1989. During 1990, Mr. Gordon was an independent executive consultant.
                    Mr. Gordon joined Goody Products, Inc. in 1991 as President and Chief
                    Operating Officer and held that position until 1994. Mr. Gordon founded Gordon Investment Group, a company which finances and oversees start-up businesses, in 1994. In 1997, Mr. Gordon joined Beiersdorf,
                    Inc. as Chief Executive Officer of their North American operations. He is a director of The Cosmetic, Toiletry and Fragrance Association
                    (CTFA) and an associate trustee of the University of Pennsylvania.

                    Thomas D. Kuczmarski            Age 50            Director since 1999
                    Senior Partner and President, Kuczmarski & Associates
[PHOTO]
                    Mr. Kuczmarski graduated from College of the Holy Cross in 1973 and received an M.B.A. from Columbia University's Graduate School of
                    Business in 1975 and a master's degree in international affairs from
                    Columbia University's Graduate School of International Affairs, where he was named an International Fellow of the University. Mr. Kuczmarski
                    began his business career as a brand manager at Quaker Oats Company in
                    1976. In 1978 he joined Booz, Allen & Hamilton where he became a
                    Principal in 1980. In 1983 he founded Kuczmarski & Associates, a management consulting firm specializing in innovation, new products and services, brand management and marketing strategies. He is the author of four books: Managing New Products, 3rd Edition (Book Ends,
                    2000); Values-Based Leadership: Rebuilding Employee Commitment,
                    Productivity and Performance (Prentice-Hall, 1995), co-authored with
                    Dr. Susan Smith Kuczmarski; Innovation: Leadership Strategies for the
                    Competitive Edge (co-published by NTC Publishing and the American
                    Marketing Association, 1995); and Innovating the Corporation (NTC
                    Publishing, 2000). He is an adjunct professor in the area of new products and services at Northwestern University's Kellogg Graduate
                    School of Management and at the University of Chicago Graduate School
                    of Business. He is a trustee of the Chicago Children's Museum and a member of the Economic Club of Chicago.

                    Joseph C. Miller                Age 59            Director since 1989
                    Vice Chairman of the Board of the Company
                    Independent Consultant
[PHOTO]
                    Mr. Miller graduated from the West Virginia University School of
                    Business in 1964. After serving as an officer in the United States
                    Army, he joined Republic Steel Corporation in 1966. Mr. Miller served as president of Lowes, Inc., Inland Distributing and Whiteford
                    Transportation Systems. He joined the Company in 1989 as Vice
                    President of Corporate Planning and Marketing. He served as Group Vice
                    President for Sales, Marketing and Distribution from 1990 to 1993. Mr.
                    Miller was Senior Vice President for the Consumer, Industrial &
                    Environmental and Transportation Groups of the Company from 1993 to
                    1995. He became Vice Chairman of the Board in 1995. Mr. Miller served as an employee of the Company until 2000, when he became an independent consultant specializing in strategic planning. Mr. Miller is a director of Key Bank of Indiana and Travelmore, Inc. He is a trustee and Chairman of St. Joseph Regional Medical Center.

                    Paul J. Miller                  Age 72            Director since 1975
                    Partner, Sonnenschein Nath & Rosenthal
[PHOTO]
                    Mr. Miller graduated from Yale University in 1950. He received his law degree from Harvard Law School in 1953. Mr. Miller served as an officer in the Judge Advocate General's Corps of the United States
                    Army from 1954 to 1957. He joined Sonnenschein Nath & Rosenthal, attorneys and counsel to the Company, in 1957. He has been a partner of the firm since 1963.

                    Allan H. Selig                  Age 67            Director since 1969
                    Commissioner of Major League Baseball
                    President and Chairman of the Board, Selig Lease Company
[PHOTO]
                    Mr. Selig received a bachelor's degree from the University of
                    Wisconsin in 1956. After two years in the United States Army, Mr.
                    Selig joined Selig Ford, Inc. He served as president of Selig Ford
                    (which became Selig Chevrolet in 1982) from 1959 until 1990. Since
                    1970 he has served as Chairman of the Board and President of Selig
                    Lease Company. Mr. Selig became President and Chief Executive Officer of the Milwaukee Brewers Baseball Club, Inc. in 1970 and served in that capacity until 1998 when he was elected to the position of
                    Commissioner of Major League Baseball. He also served as Chairman of the Executive Council of Major League Baseball from 1992 to 1998. Mr.
                    Selig is a director of the Green Bay Packers and Marcus Corporation.
                    In addition, he is a director of the Greater Milwaukee Committee and the Milwaukee Club and a trustee of the Boys and Girls Clubs of
                    Greater Milwaukee. He is a founder and Vice Chairman of Athletes for
                    Youth and co-founder of the Child Abuse Prevention Fund.

                                  EXECUTIVE COMPENSATION

         The following table shows, for the fiscal years ended July 31, 2001, 2000 and 1999, the compensation of the chief executive officer and the four other most highly compensated executive officers of the Company serving as such at July 31, 2001.

                                SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM
                                                                               COMPENSATION(2)
                                      ANNUAL COMPENSATION(1)         -----------------------------------
                                ---------------------------------    RESTRICTED
     NAME AND           FISCAL                       OTHER ANNUAL      STOCK      OPTION      ALL OTHER
PRINCIPAL POSITION       YEAR    SALARY    BONUS     COMPENSATION      AWARDS     AWARDS    COMPENSATION
------------------      ------  --------  --------   ------------    ----------  --------   ------------

Daniel S. Jaffee.........2001   $275,000        --           --           --           --   $ 3,666(4)(3)
President and Chief      2000    275,000  $ 16,500           --           --           --    26,925
Executive Officer        1999    245,000    80,262           --           --      187,500    26,556

Thomas F. Cofsky.........2001   $159,167        --           --           --           --   $ 2,884(4)
Vice President of        2000    150,000  $  4,950           --           --       20,000     3,200
Manufacturing and        1999    124,117    30,915           --           --       40,000     3,174
Logistics

Eugene W. Kiesel.........2001   $152,583        --           --           --           --   $ 2,706(4)
Vice President,          2000    147,167  $  3,311           --           --       25,000     3,200
Specialty Products Group 1999    137,333    51,871    $   9,386(5)        --       35,000     3,200

Robert L. Vetere(6)......2001   $144,166        --           --           --        5,000   $ 1,666(4)
Vice President,
Administration, and
General Counsel

Wade R. Bradley(6).......2001   $140,000        --           --           --       20,000   $ 3,188(4)
Vice President,          2000    113,333  $ 18,386           --           --       10,000     2,552
Global Consumer
Products Group

(1) Amounts shown include cash compensation earned during the year covered, whether received or deferred at the election of the officer, including amounts earned but deferred at the election of the officer pursuant to the Oil-Dri Corporation of America Deferred Compensation Plan. In the fiscal year ended July 31, 2001, $14,154, $16,194, and $11,542 were deferred by
     Thomas F. Cofsky, Eugene W. Kiesel and Robert L. Vetere, respectively, under the provisions of the Oil-Dri Corporation of America Deferred Compensation Plan. Earnings on deferred compensation under the Plan is described under the heading, "Remuneration of Directors."

(2) No stock appreciation rights (SARs), restricted stock or other long-term incentive plan payouts, other than options, were granted or earned by the executive officers in any fiscal year covered by this table.

(3)  The Company provided a split dollar insurance policy on the life of Daniel
     S. Jaffee. The value of the premiums paid by the Company is estimated as if such premiums were advanced to Mr. Jaffee without interest for the actuarially determined period between the Company's payment of the premium and its refund to the Company. No premiums were paid in the fiscal year ended July 31, 2001.

(4) Represents payments by the Company on behalf of these executive officers to a defined contribution plan.

(5) Mr. Kiesel was reimbursed for relocation expenses and the associated taxes for $8,685 in the fiscal year ended July 31, 1999.

(6) Mr. Bradley became an executive officer during the fiscal year ended July 31, 2000. Mr. Vetere became an executive officer during the fiscal year ended July 31, 2001.

STOCK OPTIONS

         Shown in the tables below is information with respect to (i) options to purchase the Company's Stock (as defined below in Note (2)) granted in the fiscal year ended July 31, 2001 to the executive officers named in the "Summary Compensation Table" ("Named Officers") and (ii) unexercised options to purchase the Company's Common Stock or Stock as defined in Note (2) which were held as of July 31, 2001 by the Named Officers. No options were exercised by any of the Named Officers during the 2001 fiscal year.

                                  2001 OPTION GRANTS(1)

                                                                                             POTENTIAL REALIZED
                                                                                              VALUE AT ASSUMED
                                    NUMBER OF       % OF TOTAL                                ANNUAL RATES OF
                                     SHARES           OPTIONS                                 APPRECIATION FOR
                                   UNDERLYING         GRANTED                                  OPTION TERM(4)
                                     OPTIONS       TO EMPLOYEES    EXERCISE    EXPIRATION    ------------------
       NAME                       GRANTED(2)(3)   IN FISCAL YEAR   PRICE($)       DATE        5%($)    10%($)
       ----                       -------------   --------------   --------    ----------    --------  --------

Daniel S. Jaffee................          --             --             --             --          --        --
Thomas F. Cofsky................          --             --             --             --          --        --
Eugene W. Kiesel................          --             --             --             --          --        --
Robert L. Vetere................       5,000           2.80         9.5625      9/19/2010    $ 30,069  $ 76,201
Wade R. Bradley.................      20,000          11.20         9.5625      9/19/2010    $120,276  $304,803

(1) No stock appreciation rights (SARs) were granted in the fiscal year covered by this table.

(2) All options to purchase the Company's Stock granted in the fiscal year ended July 31, 2001 were issued under the terms of the Oil-Dri Corporation of America 1995 Long Term Incentive Plan. "Stock" as defined in the Plan means Class A Common Stock, except that if no Class A Common Stock is issued and publicly traded on any securities market when options are exercised, the shares awarded would be Common Stock and, with respect to any Award made in Class B Stock to a member of the Jaffee Family who is an employee of the Company or one of its subsidiaries that is more than 50% owned by the Company, Class B Stock. As of the date of this Proxy Statement, no shares of Class A Common Stock had been issued.

(3) The Company's option plans are administered by the Stock Option Committee of the Board of Directors. All options granted in the fiscal year ended July 31, 2001 have an exercise price equal to the fair market value on the date of grant and vest over a five year period with 25% vesting on the second anniversary of the grant date and 25% vesting on each of the three anniversary dates thereafter. The Company granted options to purchase an aggregate of 178,000 shares of Stock to employees in fiscal 2001.

(4) Potential gains are net of exercise price, but before any taxes that may be associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission's rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions, and the option holders' continued employment through the term of the option. The amounts reflected in this table may not necessarily be achieved.

                       OPTION FISCAL YEAR END VALUE TABLE

                                                                               VALUE OF UNEXERCISED
                                       NUMBER OF UNEXERCISED                       IN-THE-MONEY
                                         OPTIONS AT FY-END                    OPTIONS AT FY-END($)(2)
                                  ------------------------------        ----------------------------------
NAME(1)                           EXERCISABLE      UNEXERCISABLE        EXERCISABLE          UNEXERCISABLE
-------                           -----------      -------------        -----------          -------------

Daniel S. Jaffee................     37,500                0(3)          $       0             $       0
                                     46,875          140,625(4)                  0                     0

Thomas F. Cofsky................      7,500                0(3)                  0                     0
                                     10,000           50,000(4)                  0                     0

Eugene W. Kiesel................      8,750           51,250(4)                  0                     0

Robert L. Vetere................      2,500           22,500(4)                  0                     0

Wade R. Bradley.................      8,000           42,000(4)                  0                     0

(1) No stock appreciation rights (SARs) were exercised in the fiscal year covered by this table or outstanding at July 31, 2001.

(2) The closing price of a share of Common Stock on July 31, 2001 was $8.00.

(3)      Options to purchase shares of Common Stock of the Company.

(4) Options to purchase shares of Stock as defined by the terms of the 1995 Long Term Incentive Plan; see Note (2) under the preceding table "2001 Option Grants". The options granted to Mr. Daniel S. Jaffee and Mr. Thomas F. Cofsky relate to Class B Stock.

PENSION PLANS

         The Company's pension plan covering salaried employees is a non-contributory, qualified, defined benefit plan. The plan provides for pensions based on credited years of service and cash compensation (excluding compensation paid under the Company's Incentive Bonus Plan) during the highest paid consecutive five years during the last ten years of employment. The following table presents estimated annual retirement benefits payable upon normal retirement at age 65 and is computed on the basis of a 5-year certain and life annuity. The benefits listed are not subject to a deduction for social security or other offset amounts.

                                 ESTIMATED ANNUAL BENEFITS AT YEARS OF SERVICE INDICATED
HIGHEST CONSECUTIVE 5-YEAR    --------------------------------------------------------------
   AVERAGE COMPENSATION       15 YRS     20 YRS     25 YRS     30 YRS     35 YRS     40 YRS
--------------------------    -------    -------    -------    -------    -------    -------
          $125,000            $17,600    $23,400    $29,300    $35,100    $35,100    $35,700
           150,000             21,700     28,900     36,100     43,400     43,400     44,800
           175,000             25,800     34,400     43,000     51,600     51,600     53,900
           200,000             29,900     39,900     49,900     59,900     59,900     63,000
           225,000             34,100     45,400     56,800     68,100     68,100     72,100
           250,000             38,200     50,900     63,600     76,400     76,400     81,200
           300,000             46,400     61,900     77,400     92,900     92,900     99,400

         The individuals named in the Summary Compensation Table are participants in the Company's pension plan and had compensation as defined in the pension plan for the fiscal year ended July 31, 2001 and number of years of service as of August 1, 2001 under the pension plan as follows: Daniel S. Jaffee, $170,000, 13 years; Thomas F. Cofsky, $146,013, 14 years; Eugene W. Kiesel, $137,390, 3 years; Robert L. Vetere, $132,625, 2 years; Wade R. Bradley, $155,000, 11 years. Mr. Daniel S. Jaffee is currently limited to $170,000 because of applicable Internal Revenue Code limitations which became effective for the Company's pension plan on August 1, 1994. The Company does not have a supplemental executive retirement program.

REMUNERATION OF DIRECTORS

         Each director of the Company who is not also an officer of the Company receives an annual retainer of $10,000 and also receives a fee of $2,000 for each meeting attended in person and $1,000 for each meeting attended by telephone, except that Mr. Richard M. Jaffee, a retired officer of the Company, did not receive an annual retainer or any meeting fees.

         Mr. Allan H. Selig and Mr. J. Steven Cole each received an additional retainer of $2,500 as compensation for their roles as chairman of the Compensation Committee and the Audit Committee, respectively.

         In addition to their director remuneration, during the fiscal year ended July 31, 2001, Mr. Ronald B. Gordon and Mr. Joseph C. Miller were each paid $10,000 for consulting services.

         Mr. Richard M. Jaffee relinquished an immediate lump sum payment of $300,000 due to him from the Company at his retirement as a full-time employee of the Company on January 31, 2001 and agreed to serve as a consultant to the Company for a period of five years at an annual fee of $185,000. During the fiscal year ended July 31, 2001, Mr. Jaffee was paid $92,500 for his services as a consultant under this agreement. In addition, Mr. Jaffee earns during the consulting period an annuity payable to him as a benefit of $3,810 monthly at the end of the consulting period, with payment at his death of the remaining value of this annuity to his wife, or if she should predecease him, to his designee or estate.

         The Company provides split dollar joint survivorship life insurance policies in the aggregate amount of $10,000,000 on the lives of Richard M. Jaffee and his wife, with payment to be made on the death of the last to survive. The premiums paid by the Company on the policies are charged to an open account established by the Company. No interest accrues on the balance of the open account. On the death of the last surviving insured, the estate of the deceased is obligated to pay the balance of the deceased's open account in full. The value of the premiums paid by the Company is estimated as if such premiums were advanced to Mr. Jaffee with interest for the actuarially determined period between the Company's payment of the premium and its refund to the Company; such value for the fiscal year ended July 31, 2001, was $61,304. The estimated economic benefit for fiscal year 2001 of an agreement between the Company and Mr. Jaffee to pay Mr. Jaffee a monthly annuity of $3,810 which will commence February 1, 2006 pursuant to his current consulting agreement with the Company, was $30,625.

         Under the Oil-Dri Corporation of America Deferred Compensation Plan, the Company's directors were entitled to defer all or a portion of their directors' compensation with a return equal to one percent more than the Company's long term cost of borrowing.

         On December 4, 2000, the Board of Directors awarded Messrs. Paul J. Miller, Donald, Selig, Cole, Gordon and Kuczmarski an option on 10,000 shares of Common Stock. Mr. Joseph C. Miller was awarded an option on 20,000 shares of Common Stock. The option price of $8.00 was the closing market price on that date. These options fully vest after one year.

         There are 40,000 shares of Common Stock reserved from Treasury shares for future grants under the Oil-Dri Corporation of America Outside Directors' Stock Plan.

                      REPORT OF THE COMPENSATION COMMITTEE
                                     AND THE
                             STOCK OPTION COMMITTEE
                                       OF
                         OIL-DRI CORPORATION OF AMERICA
                                       ON
                             EXECUTIVE COMPENSATION

COMPENSATION POLICY

         Oil-Dri's compensation policy is to provide its executive officers and other salaried employees with compensation opportunities competitive with comparable size companies, reflecting annual incentive opportunities commensurate with Company performance and level of responsibility, while allowing for recognition of divisional and individual performance. In determining the marketplace, Oil-Dri refers to salary surveys prepared and published by several large consulting firms. The companies represented in the surveys, which participate on a voluntary basis, are not the same group as that included in the Peer Group on the Performance Graph. On occasion the Company also uses the services of outside consultants. Using these sources, the Company sets its compensation policy to reflect the median of the marketplace. Further aligning compensation with overall Company performance, Oil-Dri makes periodic awards of stock options and restricted stock to key management officers and employees. This policy, the components of compensation which implement it, and its administration, continued in fiscal 2001, except that the incentive bonus component was modified for that year as reflected in ADMINISTRATION OF THE COMPENSATION PROGRAM below.

         At present compensation levels, and given the performance based nature of the Company's Stock Option Plan, limitations on federal income tax deductibility of a top officer's compensation in excess of $1,000,000 have no impact. In general, the Company favors the preservation of tax deductibility, but reserves the right to reconsider this position.

COMPENSATION COMPONENTS

         Cash compensation for non-sales employees has two components, base salary and annual incentive bonus. (Sales employees generally have a third component - bonus related to sales objective.) Each fiscal year management makes recommendations to the Compensation Committee regarding the corporate and divisional targets and individual objectives that will be components of the annual incentive bonus, and their relative weighting. The components and their weighting may vary from year to year and also may vary among different groups of employees. All salaried employees (including the executive officers) then receive an incentive bonus at fiscal year end that is dependent upon performance as measured against the targets set for each individual. No individual bonus of more than 200% of individual target bonus can be paid. The Company has a number of salary grades reflecting differing levels of responsibility. For each salary grade, a minimum and maximum salary range is established based on a survey of comparable-sized companies. Incentive compensation is a target bonus equal to a percentage of the individual's annual base salary. This percentage is determined by the salary grade which reflects the level of responsibility and expected contribution of the position to the Company's financial results. For the individual's target to be fully achieved, Oil-Dri must meet projected overall corporate financial goals which are reviewed by the Compensation Committee. Minimum and maximum payouts are set in relation to the achievement of these goals. For salaried non-exempt employees, if the Company meets its minimum corporate performance targets and any bonus is paid based on corporate performance, a corporate incentive bonus equal to the full target bonus is paid to each salaried non-exempt employee.

         The annual incentive plan is designed to require communication to employees of expectations for Company performance and for potential individual rewards, so as to link Company performance and total annual pay. It provides for broad based participation, so that each salaried employee recognizes that he or she can contribute to the Company's success.

ADMINISTRATION OF THE COMPENSATION PROGRAM

         During the year there is a review of employee performance and progress. At least once a year employee performance is documented and plans for employee development are discussed. At that review the employee's salary is reviewed and, based on the position of the salary within the salary range and the performance of the individual, a base salary change may, but will not necessarily, be recommended. On the basis of that review, any adjustment to reflect the employee's performance for incentive bonus is also determined.

         The Compensation Committee reviews and generally oversees the Company's compensation program. The Company reviews with the Compensation Committee the prior year's salary results for the various base salary ranges and incentive bonus targets, and reviews the base salary ranges and the target bonus percentages for the coming year. In reviewing target bonus percentages for the coming fiscal year the Company presents its earnings expectations for that year. Company recommendations for stock option grants and restricted stock grants to be made from time to time are reviewed with, and approved by, the Company's Stock Option Committee.

         In fiscal 2001 the Company had recommended, and the Compensation Committee had approved, a pre-tax target income and a corporate sales target with a requirement for attainment of certain minimums before any incentive bonus could be paid. The Company's fiscal 2001 performance fell below the targets, therefore no bonus was paid.

         For fiscal 2002, the Committee approved management's recommendation that the incentive bonus be determined solely on the basis of pre-tax income. There will be no corporate sales, divisional targets or individual objectives
(MBOs) components of the bonus.

1995 LONG-TERM INCENTIVE PLAN

         During fiscal 2001, additional stock option grants were made under the Company's 1995 Long-Term Incentive Plan by the Stock Option Committee.

COMPENSATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER; CHAIRMAN

         At its September 2000 meeting, the Committee had reviewed and set fiscal 2001 compensation for Mr. Daniel S. Jaffee at the same level as fiscal 2000, a salary of $275,000, with continued participation in the Incentive Bonus Plan. In doing so it considered his performance and achievements as President and Chief Executive Officer during fiscal 2000. At its September 2001 meeting the Committee approved management's proposal that Mr. Jaffee's compensation be kept at that level for fiscal 2002.

         In setting the Chairman, Mr. Richard M. Jaffee's, compensation for fiscal 2001, the Committee had considered the Chairman's efforts and performance in relation to the Company's strategic and financial goals during fiscal 2000 and had determined that his base salary would remain at $275,000 and he should continue to not participate in the Incentive Bonus Program. Mr. Jaffee retired from active employment with the Company effective January 31, 2001.

         The Committee on October 31, 2000, approved an amendment to an agreement dated August 1, 1989, between the Company and Mr. Richard M. Jaffee. The terms of this amendment are summarized under "Remuneration of Directors."

                                   COMPENSATION COMMITTEE AND
                                   STOCK OPTION COMMITTEE

                                   Allan H. Selig, Chairman, Compensation
                                   Committee and Stock Option Committee

                                   J. Steven Cole
                                   Ronald B. Gordon
                                   Paul J. Miller*

                                   -----------
                                   *Mr. Miller is an alternate member of the Compensation and Stock Option Committees, serving on those committees only in the absence of one of the other members, but as such, does not participate in '95 Plan actions involving directors, executive officers or 10% stockholders.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Paul Miller, a director of the Company and an alternate member of the Compensation and Stock Option Committees, is a partner of Sonnenschein Nath & Rosenthal, counsel to the Company. Mr. Miller does not participate in Stock Option Committee actions involving employees subject to Section 16(b) of the Securities Exchange Act of 1934.

                          REPORT OF THE AUDIT COMMITTEE
                                       OF
                         OIL-DRI CORPORATION OF AMERICA


         The Audit Committee consists of the following members of the Board of
Directors: J. Steven Cole (Chairman), Allan H. Selig, and Ronald B. Gordon. Each meets the independence standards prescribed by the New York Stock Exchange and the Board has determined that Mr. Cole meets the accounting or related financial management expertise standard required by the Exchange.

         At its meeting on September 21, 2001 the Committee discussed the audited financial statements for fiscal year 2001 with management, including the Company's chief financial officer, and with the Company's independent accountants. In those discussions the Committee reviewed with the independent auditors, to the extent applicable, the matters required to be discussed by Statements on Auditing Standards No. 61 (Communications with Audit Committees) and relevant new Financial Accounting Standards affecting the audited financial statement. The Committee also reviewed and discussed with the independent accountants their independence from the Company and management and received from the accountants the written statement required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The independent accountants advised the Committee that their audit included procedures designed to provide reasonable assurance for detection of illegal acts that would have a direct and material effect on the determination of financial statement amounts and procedures designed to identify related party transactions that are material to the financial statements or otherwise require disclosure in those statements. It received a report on pending litigation and legal matters from the Company's general counsel. The Committee also discussed with management and the independent auditors their comments on the state of the company's internal controls and compliance with those controls. It met separately with the independent accountants and with management, including the chief financial officer, to discuss their views of the conduct of the audit and any problems encountered.

         Based on the foregoing, the Committee recommended to the Board of Directors that the audited financial statements for fiscal year 2001 be included in the Company's Annual Report on form 10-K.

         The Committee reviewed and discussed a draft of the Company's proposed year-end news release, and was advised that drafts of the Company's Report on Form 10-K (which, with a cover letter from the President will constitute the Annual Report for fiscal 2001) and of the Proxy Statement would be furnished for the Committee's review and comment. The Committee also reviewed the Audit Committee Charter and determined that it should remain unchanged.

         At their meeting on October 12, 2001, the Committee recommended that the Board select Blackman Kallick Bartelstein as the Company's independent auditors for fiscal year 2002.


                                          AUDIT COMMITTEE

                                          J. Steven Cole, Chairman
                                          Allan H. Selig
                                          Ronald B. Gordon

                                  AUDITOR FEES

AUDIT FEES

         The aggregate fees, including expenses reimbursed, billed by Blackman Kallick Bartelstein (the "Auditors") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended July 31, 2001 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were $183,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The Auditors did not render any services relating to financial information systems design and implementation for the fiscal year ended July 31, 2001.

ALL OTHER FEES

         The aggregate fees, including expenses reimbursed, billed by the Auditors for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended July 31, 2001 were $148,000.

         The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the Auditor's independence.

                                PERFORMANCE GRAPH


         Set forth below is a line graph comparing the yearly cumulative total shareholders' return on the Company's Common Stock against the yearly cumulative total return of the Russell 2000 and the Russell 2000 Materials and Processing Economic Sector Index (Peer Group). The graph assumes that the value of the investment in the Company's Common Stock, the Russell 2000 Index and the Russell 2000 Materials and Processing Economic Sector Index was $100 on July 31, 1996 and that all dividends were reinvested.

                       COMPARATIVE FIVE-YEAR TOTAL RETURNS
                         OIL-DRI CORPORATION OF AMERICA

                               [PERFORMANCE GRAPH]

                               1996         1997         1998         1999         2000         2001
                             --------     --------     --------     --------     --------     --------
ODC                          $ 100.00     $ 125.93     $ 100.43     $ 121.53     $  61.81     $  64.63
                             --------     --------     --------     --------     --------     --------
RUSSELL 2000                 $ 100.00     $ 133.39     $ 136.47     $ 146.59     $ 166.77     $ 163.92
                             --------     --------     --------     --------     --------     --------
MATERIALS & PROCESSING       $ 100.00     $ 128.94     $ 121.65     $ 111.43     $ 101.97     $ 110.85
                             --------     --------     --------     --------     --------     --------

                                OTHER INFORMATION

INDEPENDENT PUBLIC ACCOUNTANTS

         The Company has selected Blackman Kallick Bartelstein as its independent public accountants for the current fiscal year. Blackman Kallick Bartelstein served in such capacity for the fiscal year ended July 31, 2001. Representatives of Blackman Kallick Bartelstein will be present at the Annual Meeting with an opportunity to make a statement if they so desire and to answer questions that any stockholder may have.

ANNUAL REPORT ON FORM 10-K

         This Proxy Statement does not include information regarding executive officers called for by Item 401(b) of Regulation S-K because such information is furnished in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2001, and such information is incorporated herein by reference thereto. The Company's Annual Report on Form 10-K was filed with the Securities and Exchange Commission on October 26, 2001. A COPY OF THE COMPANY'S 2001 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K IS BEING SENT TO EACH STOCKHOLDER ALONG WITH THIS PROXY STATEMENT.

STOCKHOLDER PROPOSALS

         Stockholder proposals for inclusion in proxy material for the 2002 Annual Meeting of Stockholders should be addressed to the Office of Stockholder Relations, Oil-Dri Corporation of America, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611, and must be received by July 5, 2002. In the case of other stockholder proposals not included in the Company's proxy material, the Company may generally exercise discretionary voting authority, conferred by proxies, at its 2002 Annual Meeting with respect to any such proposal that is not timely submitted (i.e., of which the Company did not have notice by September 17, 2002). If such notice is given by September 17, 2002, generally the Company may exercise discretionary authority as to proposals covered by the notice if the Company includes in its proxy statement for the Annual Meeting advice on the nature of the proposal and how the Company intends to exercise its discretion.

                                2. OTHER MATTERS

         At this time, the Board of Directors is not aware of any matters not referred to herein which might be presented for action at the meeting. However, if any other business should come before the meeting, votes may be cast in respect to such matters in accordance with the best judgment of the person or persons acting under the proxies.

                                      By Order of the Board of Directors

                                      /s/ RICHARD M. JAFFEE

                                      RICHARD M. JAFFEE
                                      Chairman of the Board


Chicago, Illinois
November 2, 2001

PROXY                                                                      PROXY

                         OIL-DRI CORPORATION OF AMERICA
               410 NORTH MICHIGAN AVENUE, CHICAGO, ILLINOIS 60611
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard M. Jaffee, Daniel S. Jaffee and Robert
L. Vetere as Proxies, each with the power to appoint his substitute (the action of one, if only one be present and acting, to be in any event controlling), and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock and Class B Stock of Oil-Dri Corporation of America held of record by the undersigned at the close of business on October 26, 2001, at the annual meeting of stockholders to be held on December 4, 2001 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. EXCEPT AS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1.

PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)









IMPORTANT NOTICE
MULTIPLE COPIES OF MAILINGS

To Our Shareholders:

If your household is receiving multiple copies of our shareholder information statements, such as proxy statements and annual reports, we ask that you check the box "Stop Multiple Mailings" on the reverse of this card. This will allow us to save money by reducing the number of documents we must print and mail, and will help protect the environment as well.

By checking this box, you are consenting to our mailing of proxy statements, annual reports and other shareholder information only to the one account in your household for which the box was not checked. We will continue to separately mail a proxy card for each registered shareholder account. Your consent will be perpetual unless you revoke it, which you may do at any time by calling us at 877-360-5346 (toll free), or writing us at Computershare Investor Services,
Attn: Proxy Unit, P.O. Box 1878, Chicago, IL 60690-1878. If you revoke your consent, we will begin sending you individual copies of these documents within 30 days after we receive your revocation notice.

WE ENCOURAGE YOU TO PARTICIPATE IN THIS PROGRAM BY CHECKING THE "STOP MULTIPLE MAILINGS" BOX ON THE PROXY CARD, FOR ALL BUT ONE OF YOUR SHAREHOLDER ACCOUNTS.

+  OIL-DRI CORPORATION OF AMERICA
   DECEMBER 4, 2001                                                          [ ]
   0072VB
--------------------------------------------------------------------------------

   [ ] Mark this box with an X if you have made changes to your name or address below.

                                                                           -----
                                                                           A1011
                                                                           -----




===========================================================================================================================
  PROXY CARD
===========================================================================================================================
Please mark vote in box in the following manner using dark ink only.  X
-----------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED NOMINEES.
-----------------------------------------------------------------------
1. ELECTION OF DIRECTORS: NOMINEES:                 For        Withhold        2. In their discretion, the Proxies are
                                                                               authorized to vote upon such other
                                                                               business as may properly come before the
                                                                               meeting.

01 - J. Steven Cole                                 [ ]          [ ]

02 - Arnold W. Donald                               [ ]          [ ]

03 - Ronald B. Gordon                               [ ]          [ ]           Please check the box if you are planning
                                                                               to attend the meeting.                   [ ]

04 - Daniel S. Jaffee                               [ ]          [ ]

05 - Richard M. Jaffee                              [ ]          [ ]           CHECK HERE TO STOP MULTIPLE MAILINGS
                                                                               Please stop mailing of shareholder       [ ]
06 - Thomas D. Kuczmarski                           [ ]          [ ]           publications for this account, since
                                                                               multiple copies come to our household at
07 - Joseph C. Miller                               [ ]          [ ]           this address.

08 - Paul J. Miller                                 [ ]          [ ]

09 - Allan H. Selig                                 [ ]          [ ]



                             YOUR VOTE IS IMPORTANT!

       PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

Please sign exactly as name appears on this side of the proxy. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature                        Signature                       Date
-----------------------------    ----------------------------    ---------------
                                                                        /   /
-----------------------------    ----------------------------    ---------------